Exhibit 10.3

FIRST AMENDMENT TO THE LICENSE AGREEMENT

This FIRST AMENDMENT TO THE LICENSE AGREEMENT is made and entered into as of May 25, 2007 (this “Amendment”), by and among Universal Studios, Inc., a Delaware corporation (“USI”), Universal City Studios LLLP, a Delaware limited liability limited partnership (formerly known as Universal City Studios, Inc., “UCS”), Universal City Property Management Company II LLC, a Delaware limited liability company (formerly known as Universal City Property Management II, “UniCo”) and Universal City Development Partners, Ltd., a Florida limited partnership (“UCDP Ltd.,” formerly known as Universal City Development Partners, LP (“UCDP LP”)).

W I T N E S S E T H

WHEREAS, the predecessors of USI, UCS, UniCo and UCDP entered into that certain License Agreement, dated as of March 28, 2002 (the “License Agreement”);

WHEREAS, the License Agreement was made pursuant to that certain Second Amended and Restated Agreement of Limited Partnership of UCDP LP, dated as of July 27, 2000, by and between Universal City Florida Holding Co. II, as general partner, and Universal City Florida Holding Co. I, as limited partner (the “Original Partnership Agreement”);

WHEREAS, pursuant to an Agreement and Plan of Merger, dated as of April 30, 2002, UCDP LP merged with and into UCDP Ltd. (the “Merger”);

WHEREAS, in connection with the Merger, on June 5, 2002, Universal City Florida Holding Co. II (“Holding II”). in its capacity as the sole general partner of UCDP Ltd., and Universal City Florida Holding Co. I (“Holding I”), in its capacity as the sole limited partner of UCDP Ltd., among additional parties, entered into that certain Amended and Restated Agreement of Limited Partnership of UCDP Ltd. (as amended, the “New Partnership Agreement”);

WHEREAS, in connection with the Theme Park License Agreement, dated as of the date hereof (the “WB Agreement”), by and between Warner Bros. Consumer Products Inc. and UCDP Ltd., the parties to the New Partnership Agreement have entered into a First Amendment to the New Partnership Agreement dated as of the date hereof (the “Partnership Agreement Amendment”); and

WHEREAS, the parties hereto desire to amend the License Agreement as set forth herein in order to incorporate the terms of the New Partnership Agreement, as amended by the Partnership Agreement Amendment.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, it is agreed by and among the parties hereto as follows:

1.        Certain Defined Terms.  Words and phrases which are introduced initial capitals and which are not otherwise defined in this Amendment shall have the same meaning as in the New Partnership Agreement, as amended by the Partnership Agreement Amendment.

2.        New Partnership Agreement References.  Each reference to the “Partnership Agreement” in Section 1 and, as amended hereby, Section 4 of the License Agreement shall mean the New Partnership Agreement, as amended by the Partnership Agreement Amendment.

3.        UCDP References.  Each reference to “UCDP LP” in Sections 1 and 4 of the License Agreement shall mean “UCDP Ltd.”

4.        Subject Gate References.  “Universal Orlando” in Section 4 of the License Agreement shall be deleted and replaced with “the Subject Gates and, for purposes of Subsection 8(f) of the Partnership Agreement, the Beyond Gate 2 Area (each as defined in the Partnership Agreement)”.

5.        Otherwise Unchanged.  This Amendment is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the License Agreement. Wherever the License Agreement is referred to therein or in any other agreements, documents or instruments, such reference shall be to the License Agreement, as amended hereby. Except as expressly and specifically amended by this Amendment, the License Agreement shall remain unchanged, and the License Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects by parties hereto and shall remain in full force and effect.

6.        Governing Law.  This Amendment shall be interpreted and governed by the laws of the State of New York.

7.        Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

8.        Headings.  The descriptive headings contained in this Amendment are for the convenience of reference only, shall not be deemed to be a part of this Amendment and shall not affect in any way the meaning, construction or interpretation of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have signed this Amendment on the day and year first above written.

UNIVERSAL STUDIOS, INC.

By:
Name: Maren Christensen
Title: Executive Vice President

UNIVERSAL CITY STUDIOS LLLP

By:
Name: Maren Christensen
Title: Executive Vice President

UNIVERSAL CITY PROPERTY MANAGEMENT COMPANY II LLC

By:
Name: Thomas L. Williams
Title: Chairman and CEO

UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD.

By:	Universal City Florida Holding Co. II, General Partner

By:	Universal City Property Management II LLC

By:
Name: Thomas L. Williams
Title: Chairman and CEO

[Signature Page to First Amendment to License Agreement]

By:	Blackstone UTP Offshore Capital Partners LLC

	By:	Blackstone UTP Offshore Capital Partners L.P., its sole member

		By:	Blackstone Media Management Associates III, L.L.C., its general partner

By:
Name: Michael Chae
Title:

By:	Blackstone Family Media Partnership III LLC

	By:	Blackstone Family Media Partnership III L.P., its sole member

		By:	Blackstone Media Management Associates III, L.L.C., its general partner

By:
Name: Michael Chae
Title:

By:	Blackstone UTP Capital Partners LLC

	By:	Blackstone UTP Capital Partners L.P., its sole member

		By:	Blackstone Media Management Associates III, L.L.C., its general partner

By:
Name: Michael Chae
Title:

[Signature Page to First Amendment to License Agreement]

By:	Blackstone UTP Capital Partners A LLC

	By:	Blackstone UTP Capital Partners A L.P., its sole member

		By:	Blackstone Media Management Associates III, L.L.C., its general partner

By:
			Name:	Michael Chae
Title:

[Signature Page to First Amendment to License Agreement]